Investor Presentation Second Quarter 2020 August 2020 Richard P. Smith – President & Chief Executive Officer John S. Fleshood – EVP & Chief Operating Officer Peter G. Wiese – EVP & Chief Financial Officer

SAFE HARBOR STATEMENT The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the impact of changes in financial services policies, laws and regulations; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which caused the Coronavirus disease 2019 (“COVID-19”) global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; the costs or effects of mergers, acquisitions or dispositions we may make; the future operating or financial performance of the Company, including our outlook for future growth, changes in the level of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; our ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; the challenges of integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks and the cost to defend against such attacks; the effect of a fall in stock market prices on our brokerage and wealth management businesses; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2019, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. 2 August 2020

AGENDA • Most Recent Quarter Recap • Company Overview • Lending Overview • Deposit Overview • Financials 3 August 2020

MOST RECENT QUARTER HIGHLIGHTS  Inclusive of loan provisioning of $22.1 million, Q2 2020 return on average assets was 0.43%, as Consistent Profitability compared to Q1 2020 of 1.00% including a provision of $8.3 million.  The Company’s efficiency ratio remained stable at 59.89% and 59.75% for the current and trailing quarters.  Net interest margin was 4.10% for Q2 2020 versus 4.34% for Q1 2020 and 4.50% in Q2 2019. Industry Leading Net  Average loans as a percentage of average earnings assets were 73.1% in Q2 2020 as compared to Interest Margin 73.6% and 70.1% in Q1 2020 and Q2 2019, respectively  Non-interest bearing deposits were 39.8% of total deposits.  Nonperforming assets to total assets of 0.31%, 0.31%, and 0.35% at Q2 2020, Q1 2020, and Q2 2019, respectively is considered low and consistently outperforms peer rates. Credit Quality  The ratio of loan loss reserves to total loans continued to build from 1.32% at Q1 2020 to 1.66% at Q2 2020.  Net charge-offs of $261,000 during the quarter were negligible compared to slight net recoveries of $382,000 and $267,000 in the trailing quarter and same quarter of the prior year, respectively. Experienced and Proven  Well managed through past credit cycles. Team  Prudent and proactive risk management focus is complementary to strong asset quality.  Track record of well executed and accretive acquisitions. Diverse Deposit Base  Cost of total deposits was 0.12% in Q2 2020 versus 0.19% in Q1 2020 and 0.22% in Q2 2019.  We remain well capitalized across all regulatory capital ratios. Capital and Liquidity  Recent stress tests performed by management do not support the need to access capital markets. Strength  Quarterly dividends have been sustained while the share repurchase program has been paused. 4 August 2020

COMPANY OVERVIEW 5 August 2020

COMPANY OVERVIEW Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $29.14 Market Capitalization: $867 Million Asset Size: $7.4 Billion Deposits: $6.3 Billion Loans: $4.8 Billion Bank Branches: 75 ATMs: 98 Market Area: TriCo currently serves 29 counties throughout Northern and Central California. These counties represent over 30% of California’s population. * As of close of business June 30, 2020 6 August 2020

EXECUTIVE TEAM Rick Smith John Fleshood Peter Wiese President & CEO EVP Chief Operating Officer EVP Chief Financial Officer TriCo since 1993 TriCo since 2016 TriCo since 2018 Greg Gehlmann Craig Carney Dan Bailey Judi Giem SVP General Counsel EVP Chief Credit Officer EVP Chief Banking Officer SVP Chief HR Officer TriCo since 2017 TriCo since 1996 TriCo since 2007 TriCo since 2019 7 August 2020

POSITIVE EARNINGS TRACK RECORD * Impact of the Tax Cut and Jobs Act results in adjusted quarterly diluted EPS of $0.45. 8 August 2020

SHAREHOLDER RETURNS Dividends per Share: 11.1% CAGR Return on Avg. Shareholder Equity 10.75% 10.04% 10.49% Q1 Q2 Q3 Q4 $0.88* 9.47% $0.82 8.10% $0.66 $0.70 $0.60 $0.22 $0.52 $0.17 $0.19 5.29% $0.15 $0.22 $0.15 $0.17 $0.15 $0.17 $0.22 $0.13 $0.19 $0.15 $0.17 $0.17 $0.13 $0.22 $0.11 $0.15 $0.15 $0.17 $0.19 2015 2016 2017 2018 2019 YTD 2020 2015 2016 2017 2018 2019 YTD 2020 Dividends as % of Earnings Diluted EPS 56% Q1 Q2 Q3 Q4 $3.00 $2.54 37% $0.75 31% 31% $1.94 27% 27% $1.91 $1.74 $0.76 $0.76 $0.50 $0.54 $0.53 $0.51 $0.55 $0.53 $0.75 $0.58 $0.65 $0.25 $0.49 $0.41 $0.74 $0.36 $0.46 $0.52 $0.60 $0.53 2015 2016 2017 2018 2019 YTD 2020 2015 2016 2017 2018 2019 YTD 2020 * 2020 annual Dividends per Share are based on annualized results through the second quarter. 9 August 2020

CONSISTENT ORGANIC GROWTH & DISCIPLINED ACQUIRER Dollars in millions. Total Assets for periods ending 2005 – Q2 2020. 10 August 2020

“MONDAY MORNING EXECUTIVE TOPICS” • Monitoring the Needs of Our Borrowers • Continuation & Effectiveness of Government Economic Stimulus and Economic Mitigation Efforts • Opportunities - Identification of New Markets and Customers • Leveraging Current Technologies for Greater Efficiency and Cost Reductions • Duration of Lower Rate Environment – Sustaining Margin • Impacts of a Mobile Workforce on Culture • Digital Banking - Service and the Customer Experience • Building and Growing the Bank of the Future Using the Lessons from COVID-19 Pandemic 11 August 2020

LOANS & CREDIT QUALITY 12 August 2020

CONSISTENT LOAN GROWTH $5,000 $423 $4,500 6.00% $4,000 $3,500 5.52% 5.48% 5.50% 5.46% 5.17% 5.32% 5.33% $3,000 5.24% 5.23% 5.16% 5.00% 5.05% $2,500 $2,000 Total Loans (Millions) Loans Total $1,500 4.00% $1,000 $500 $0 3.00% 2015 2016 2017 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Total Loans PPP Loans Loan Yield Loan Yield Excl PPP *Note: Q3 2018 includes acquisition of FNB Bancorp (Loan Yield was 5.04%) Balances include LHFS 13 August 2020

DIVERSIFIED LOAN PORTFOLIO CRE Non - $1,597 Owner Occupied $1,634 $634 Commercial & CRE Non Own Loans, net % of CRE # Loans Industrial $265 by Collateral ($MM) NOO Office $408 405 26% CRE - Owner $579 Retail $399 353 25% Occupied $553 Hotel/Motel $231 92 14% Warehouse $177 213 11% $577 Multifamily Self Storage $75 41 5% $559 Light Industrial $54 78 3% Mixed Use, Retail $45 49 3% $514 SFR 1-4 Term Restaurant/Bar $29 59 2% $510 Agriculture & Auto & Other other (34 types) 179 246 11% Construction Farmland 2% Total $1,597 1,536 100% SFR HELOC and $358 6% 4% Junior Liens SFR HELOC and $368 Junior Liens 7% CRE Non - Owner $279 Construction Occupied 33% $242 SFR 1-4 Term 11% Agriculture & $187 Farmland $167 Multifamily 12% Commercial & Industrial $82 CRE - Owner 13% Auto & Other Occupied $82 12% Q2-2020 Q1-2020 . Dollars in millions, Net Book Value, excludes LHFS; Auto & other includes Leases 14 August 2020

CRE COLLATERAL VALUES 35.0% Outstanding Avg Loan Size Loan Segment LTV # Loans ($MM) (000s) CRE Non-Owner Occupied $1,597 56% 1,536 $1,040 30.0% CRE Owner Occupied 579 59% 936 619 Multifamily 577 60% 500 1,154 Total $2,754 57% 2,972 $927 25.0% 20.0% 15.0% 10.0% Percent of Loan Segment by LTV SegmentofPercentby LTV LoanRange 5.0% 0.0% <=50% > 50%-60% > 60%-65% > 65%-70% > 70%-75% > 75%-80% > 80%-90% > 90% CRE Non-Owner Occupied CRE Owner Occupied Multifamily 15 August 2020

UNFUNDED LOAN COMMITMENTS Total Unfunded Commitments HELOC - BY VINTAGE as of Q2 2020: $1.31 billion* 6.00% 5.51% 5.49% $200 5.10% 4.84% 4.80% 4.77% 4.66% 4.65% 4.79% $175 5.00% 4.55% 4.61% 4.16% 4.29% $99 $150 3.79% 3.62% 4.00% $125 3.00% $100 $75 2.00% $50 1.00% $25 0.00% $0 >2007 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Private Balance (MM) Unfunded (MM) WA Rate $265 $1,616 Private Balance Unfunded $550 $31 $22 $2 $224 $645 $581 $588 $521 $63 $354 $56 $282 $188 $79 CRE NOO C&I SFR HELOC and Multifamily CRE Owner SFR 1-4 Term Construction Farm and Ag Consumer & Junior Liens Occupied other . Principal Outstanding excludes unearned fees and discounts/premiums ($ in millions) . Excludes Leases, DDA Overdraft, and Credit Card commitments 16 August 2020

LOAN YIELD COMPOSITION

- Over 86% of the variable rate loans are already at floors as of Q2 2020
- The most prominent index for the variable portfolio is 5 Year Treasury CMT

Loans, Fixed vs. Variable	Outstanding ($MM)	Wtd Avg Rate
Fixed excl PPP	**$1,433**	**4.75%**
Variable	**$2,984**	**4.68%**
Variable At Floor	*2,582*	*4.60%*
Variable Above Floor	*324*	*5.20%*
Variable No Floor	*78*	*4.86%*
Total excl PPP	**$4,417**	**4.70%**
PPP Loans	*437*	*1.00%*
Total TCBK	**$4,854**	**4.37%**

Variable Rate Loan Floors

Index Rate Decline Required to Reach Floor	Balance 6/30/2020	% of Variable Loans	Cumulative % of Variable Loans
Floor Reached	$ 2,582	86.5%	86.5%
0-25 bps to Reach Floor	100	3.4%	89.9%
26-50 bps to Reach Floor	49	1.6%	91.5%
51-75 bps to Reach Floor	33	1.1%	92.6%
76-100 bps to Reach Floor	38	1.3%	93.9%
101-125 bps to Reach Floor	35	1.2%	95.1%
126-150 bps to Reach Floor	11	0.4%	95.4%
>150 bps to Reach Floor	58	2.0%	97.4%
No Floor	78	2.6%	100%
	$ 2,984	**100%**	

Fixed vs. Variable, Total Loans


Variable At Floor 53%
Variable Not At Floor 7%
Variable No Floor 2%
Fixed 38%

- Dollars in millions, Wtd Avg Rate (weighted average rate) is as of 6/30/2020 and based upon outstanding principal and does not include impact of unearned fees nor accretion/amortization therein

17 August 2020

trico bancshares

AT-RISK INDUSTRIES Credit Exposure in At-Risk Industries Hotel, Recreation and Leisure Composition $244 2% Hotel, Recreation and Leisure 3% 2% $226 3% $106 Healthcare $65 Hotels and Motels $93 Casino Hotels Retail $74 Fitness Centers $61 Sporting Goods Restaurant, Bars and Catering $56 Other $53 90% Gas Stations $47 $40 Approximately Trucking and Transportation $33 12.1% of Total $29 Grocery and Beverage Stores Healthcare Composition $25 Loans Personal and Professional $23 Services $19 Nursing and Residential Care $24 27% Facilities $20 Hospitals 39% $15 Physicians Offices Eduction $14 Dentists Offices $3 Other Childcare $2 18% $2 Air Transportation 16% $1 Commitment Net Book Value . Dollars in millions, composition charts based upon Total Commitment 18 August 2020

ALLOWANCE FOR CREDIT LOSSES Drivers of Change Under CECL 1.66% . Gross charge offs . Rating migration . Includes volume . Changes in $491 thousand change includes and mix change econometric of Total upgrades and due to originations, factors Loans . Gross recoveries downgrades. draws, pay downs, . Current period $230 thousand and payoffs . Deferred loans changes in 1.32% were downgraded unemployment of Total from Pass to forecasts drove Watch ($341mln) the majority of Q2 Loans increase. Total reserve increase of $21.8 million Q2 2020 . Dollars in thousands 19 August 2020

ALLOWANCE FOR CREDIT LOSSES

Allocation of Allowance by Segment

($ Thousands)	January 1, 2020 CECL Adoption			March 31, 2020			June 30, 2020			
Allowance for Credit Losses		**Amount**	**% of Credit Outstanding**		**Amount**	**% of Credit Outstanding**		**Amount**	**% of Credit Outstanding**	**% of Credit excluding PPP Loans**
Commercial real estate:										
CRE non-owner occupied	$	12,649	0.79%	$	18,034	1.10%	$	26,091	1.63%	1.63%
CRE owner occupied		4,308	0.79%		5,366	0.97%		8,710	1.50%	1.50%
Multifamily		5,633	1.09%		5,140	0.92%		8,581	1.49%	1.49%
Farmland		1,253	0.86%		713	0.50%		1,468	0.97%	0.97%
Total commercial real estate loans	$	23,843	0.85%	$	29,253	1.01%	$	44,850	1.54%	1.54%
Consumer:										
SFR 1-4 1st DT	$	4,981	0.97%	$	5,650	1.11%	$	8,015	1.56%	1.56%
SFR HELOCs and junior liens		10,821	2.98%		11,196	3.04%		12,108	3.38%	3.38%
Other		2,566	3.15%		2,746	3.39%		3,042	3.77%	3.77%
Total consumer loans	$	18,368	1.92%	$	19,592	2.04%	$	23,165	2.43%	2.43%
Commercial and industrial	$	2,906	1.16%	$	3,867	1.46%	$	4,018	0.63%	**1.90%**
Construction		4,321	1.73%		4,595	1.90%		6,775	2.43%	2.43%
Agriculture production		82	0.25%		593	2.51%		919	2.59%	2.59%
Leases		9	0.70%		11	0.65%		12	0.68%	0.68%
Allowance for Loan and Lease Losses	**$**	**49,529**	**1.15%**	**$**	**57,911**	**1.32%**	**$**	**79,739**	**1.66%**	**1.82%**
Reserve for Unfunded Loan Commitments		2,775			2,845			3,071		
Allowance for Credit Losses	**$**	**52,304**	**1.21%**	**$**	**60,756**	**1.39%**	**$**	**82,810**	**1.72%**	**1.89%**
Discounts on Acquired Loans		33,033			33,033			30,446		
Total ACL Plus Discounts	**$**	**85,337**	**1.98%**	**$**	**93,789**	**2.14%**	**$**	**113,256**	**2.35%**	**2.58%**

- Dollars in thousands

20 August 2020

trico bancshares

ASSET QUALITY Non-Performing Assets as a % of Total Assets TCBK Peers 0.77% 0.77% 0.75% 0.73% 0.70% 0.70% 0.64% 0.59% 0.61% 0.57% 0.58% 0.53% 0.53% 0.54% 0.54% 0.47% NPAs have remained below peers 0.46% 0.45% 0.45% 0.35% while loss coverage has expanded, 0.32% 0.30% 0.28% 0.30% 0.31% with CECL transition and allowance build up resulting in a coverage ratio nearly 3X that of peers. 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 385% COVERAGE RATIO 343% Allowance as a % of Non-Performing Loans TCBK Peers 193% 174% 180% 163% 159% 134% 126% 125% 118% 120% 124% 157% 156% 156% 145% 139% 137% 135% 134% 131% 129% 129% 125% 2017 Q2 2017 Q3 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 . Peer group consists of 99 closest peers in terms of asset size, range $4.1-8.8 Billion source: BankRegData.com . NPA and NPL ratios displayed are net of guarantees 21 August 2020

DEPOSITS 22 August 2020

DEPOSITS: STRENGTH IN FUNDING Liability Mix 6/30/2020 Loans to Core Deposits (%) TCBK Peers Borrowings & 120 Subordinated 100 Other liabilities, Debt, 1.5% 80 Time 2.0% Deposits, 60 81.6 81.6 80.7 80.6 79.1 78.9 78.1 76.9 76.8 76.4 76.3 75.5 6.2% 74.6 40 20 - 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 Non Interest- Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 bearing Demand Deposits, 38.4% Non Interest-bearing Deposits as % of Total Deposits Interest-bearing TCBK Peers 39.8 Demand & Savings 40 34.1 33.3 33.6 33.6 33.3 33.6 34.1 34.9 Deposits, 51.9% 32.5 32.7 32.8 32.4 30 20 10 Total Deposits = $6.25 billion 0 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 96.5% of Total Liabilities Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 . Peer group consists of 99 closest peers in terms of asset size, range $4.1-8.8 Billion; source: BankRegData.com 23 August 2020

DEPOSITS: STRENGTH IN COST OF FUNDS $6,248 $5,366 $5,430 $5,342 $5,295 $5,367 $5,403  Q2 2020 includes $2,487 $1,761 $1,762 $1,780 $1,777 $1,833 $1,883 $413 million $4,009 Wtd.Avg. increase QvQ Rate - 1.23% directly attributed $1,368 to PPP borrowers $3,174 $3,223 $3,121 $3,067 $3,094 $3,363  2018 includes $3,101 $2,336 FNB acquisition Wtd.Avg. Rate - 0.05% $305 $432 $446 $441 $451 $441 $419 $399 2017 2018 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 FY FY QTD QTD QTD QTD QTD QTD Cost of Deposits 2017 2018 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Noninterest-Bearing Demand - - - - - - - - Int-Bearing Demand & Savings 0.10% 0.14% 0.18% 0.20% 0.19% 0.19% 0.16% 0.09% Time Deposits 0.48% 0.86% 1.18% 1.28% 1.39% 1.27% 1.23% 1.09% Total Deposits 0.10% 0.15% 0.20% 0.22% 0.23% 0.22% 0.19% 0.12% Interest-bearing Deposits 0.15% 0.23% 0.30% 0.33% 0.34% 0.33% 0.29% 0.20% . Regulated bank level deposits 24 August 2020

FINANCIALS 25 August 2020

CONSISTENT OPERATING METRICS Net Interest Margin (FTE) Efficiency Ratio 4.47% 4.32% 68.7% 4.23% 4.22% 4.30% 4.22% 65.1% 65.4% 63.7% 59.7% 59.8% 2015 2016 2017 2018 2019 YTD 2020 2015 2016 2017 2018 2019 YTD 2020 PPNR as % of Average Assets ROAA 1.43% 1.94% 1.24% 1.81% 1.79% 1.70% 1.73% 1.11% 1.60% 1.02% 0.89% 0.70% 2015 2016 2017 2018 2019 YTD 2020 2015 2016 2017 2018 2019 YTD 2020 26 August 2020

WELL CAPITALIZED Tier 1 Capital Ratio CET1 Ratio 14.4% 13.3% 13.8% 13.9% 13.7% 13.7% 12.8% 13.2% 12.5% 12.2% 12.2% 11.7% 2015 2016 2017 2018 2019 2Q'20 2015 2016 2017 2018 2019 2Q'20 Total Risk Based Capital Ratio Tangible Common Equity Ratio 10.6% 15.1% 15.1% 15.1% 14.8% 14.4% 9.5% 14.1% 9.2% 9.1% 9.3% 9.1% 2015 2016 2017 2018 2019 2Q'20 2015 2016 2017 2018 2019 2Q'20 27 August 2020

28 AugustAugust 2020 2020